                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 20, 1999

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On December 20, 1999, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended November 30, 1999. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated December 20, 1999 containing financial information for the fourth quarter ended November 30, 1999.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: December 20, 1999

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                       (unaudited, dollars in millions)

                                                  Quarter Ended           Percentage Change From:    Twelve Months Ended
                                         ------------------------------   -----------------------    -------------------
                                          Nov 30,   Nov 30,    Aug 31,     Nov 30,      Aug 31,      Nov 30,   Nov 30,   Percentage
                                           1999      1998       1999        1998         1999         1999      1998       Change
                                         --------  --------   ---------   ---------    ---------    --------  ---------  ----------
Net revenues
  Securities                             $  4,139  $  2,641   $   3,851          57%           7%   $ 16,327  $  11,491        42%
  Asset Management                            556       515         557           8%          --       2,160      1,811        19%
  Credit Services                             963       813         935          18%           3%      3,522      3,142        12%
                                         --------  --------   ---------                             --------  ---------
  Consolidated net revenues              $  5,658  $  3,969   $   5,343          43%           6%   $ 22,009  $  16,444        34%
                                         ========  ========   =========                             ========  =========

Net income
  Securities                             $  1,390  $    685   $     644         103%         116%   $  3,674  $   2,242        64%
  Asset Management                            118       277         124         (57%)         (5%)       455        430         6%
  Credit Services                             125       262         202         (52%)        (38%)       662        721        (8%)
                                         --------  --------   ---------                             --------  ---------
  Income before cumulative effect of a
         change in accounting               1,633     1,224         970          33%          68%      4,791      3,393        41%
  Cumulative effect of a change in
         accounting (1)                         0         0           0          --           --           0       (117)         *
                                         --------  --------   ---------                             --------  ---------
  Consolidated net income                $  1,633   $ 1,224   $     970          33%          68%   $  4,791  $   3,276        46%
                                         ========  ========   =========                             ========  =========
  Preferred stock dividend requirements  $     11   $    12   $      11          (8%)         --    $     44  $      55       (20%)
                                         ========  ========   =========                             ========  =========
  Earnings applicable to common shares   $  1,622   $ 1,212   $     959          34%          69%   $  4,747  $   3,221        47%
                                         ========  ========   =========                             ========  =========

Operating results (2)
  Securities                             $  1,390   $   685   $     644         103%         116%   $  3,674  $   2,242        64%
  Asset Management                            118        95         124          24%          (5%)       455        248        83%
  Credit Services                             125        99         202          26%         (38%)       662        558        19%
                                         --------  --------   ---------                             --------  ---------
  Operating results                      $  1,633   $   879   $     970          86%          68%   $  4,791  $   3,048        57%
                                         ========  ========   =========                             ========  =========

(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.
(2) Excludes the effects of the net gain on sale of businesses and the cumulative effect of a change in accounting.

Note: The accompanying information includes the operating results of the Private Equity business of Morgan Stanley Dean Witter & Co. within Securities financial results. Previously, the Company had included Private Equity's results within Asset Management. The data of prior periods has been restated to reflect this change.

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                                  (unaudited)

                                                                                 Percentage
                                                Quarter Ended                   Change From:     Twelve Months Ended
                                  ----------------------------------------   -----------------  ----------------------
                                     Nov 30,       Nov 30,       Aug 31,     Nov 30,   Aug 31,    Nov 30,    Nov 30,    Percentage
                                      1999          1998          1999        1998      1999       1999       1998        Change
                                  ------------  ------------  ------------   -------   -------  ----------- ----------  ----------
Basic earnings per common share
 Income before cumulative
  effect of a change in
  accounting                      $       3.00  $       2.16  $       1.74         39%   72%   $       8.65  $       5.80       49%
 Cumulative effect of
  a change in accounting          $       0.00  $       0.00  $       0.00        --     --    $       0.00  $      (0.20)       *
  Net income                      $       3.00  $       2.16  $       1.74        39%    72%   $       8.65  $       5.60       54%

Diluted earnings per common share
 Income before cumulative
  effect of a change in
  accounting                      $       2.84  $       2.07  $       1.65        37%    72%   $       8.20  $       5.52       49%
 Cumulative effect of a
  change in accounting            $       0.00  $       0.00  $       0.00        --     --    $       0.00  $      (0.19)       *
 Net income                       $       2.84  $       2.07  $       1.65        37%    72%   $       8.20  $       5.33       54%


 Operating results(1)             $       2.84  $       1.49  $       1.65        91%    72%   $       8.20  $       4.95       66%

Average common shares outstanding
 Basic                             539,761,422   560,108,890   550,056,731                      548,394,860   575,822,725
 Diluted                           571,043,123   585,533,337   580,700,823                      579,750,335   606,294,065
Period end common shares
 outstanding                       552,315,049   565,670,808   559,244,249                      552,315,049   565,670,808

Return on common equity                   43.1%         37.5%         25.9%                            32.6%         24.5%

Return on common equity (1)               43.1%         27.0%         25.9%                            32.6%         22.7%

____________________________________
(1) Excludes the effects of the net gain on sale of businesses and the cumulative effect of a change in accounting.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                                                                     Percentage
                                                          Quarter Ended             Change From:    Twelve Months Ended
                                                ------------------------------- ------------------- --------------------
                                                  Nov 30,    Nov 30,   Aug 31,   Nov 30,    Aug 31,   Nov 30,    Nov 30,  Percentage
                                                   1999       1998      1999      1998       1999      1999      1998      Change
                                                --------- ---------- ---------- --------- --------- ---------- ---------  ----------
Investment banking                              $   1,338  $    733    $  1,207     83%       11%     $  4,523   $ 3,340      35%
Principal transactions:
     Trading                                        1,195       796       1,178     50%        1%        5,982     3,283      82%
     Investments                                      232        90          78    158%      197%          725        89     715%
Commissions                                           786       579         709     36%       11%        2,921     2,323      26%
Fees:
     Asset management, distribution and
     administration                                   830       726         825     14%        1%        3,170     2,889      10%
     Merchant and cardmember                          402       377         392      7%        3%        1,492     1,647      (9%)
     Servicing                                        318       270         313     18%        2%        1,194       928      29%
Interest and dividends                              3,741     4,007       4,961     (7%)     (25%)      15,871    16,436      (3%)
Other                                                  41        42          39     (2%)       5%          166       196     (15%)
                                                ---------  --------    --------                       --------   -------
     Total revenues                                 8,883     7,620       9,702     17%       (8%)      36,044    31,131      16%
Interest expense                                    3,105     3,438       4,246    (10%)     (27%)      13,506    13,514      --
Provision for consumer loan losses                    120       213         113    (44%)       6%          529     1,173     (55%)
                                                ---------  --------    --------                       --------   -------
     Net revenues                                   5,658     3,969       5,343     43%        6%       22,009    16,444      34%
                                                ---------  --------    --------                       --------   -------

Compensation and benefits                           1,320     1,222       2,302      8%      (43%)       8,398     6,636      27%
Occupancy and equipment                               178       152         166     17%        7%          643       583      10%
Brokerage, clearing and exchange fees                 116       136         128    (15%)      (9%)         485       552     (12%)
Information processing and communications             376       307         325     22%       16%        1,325     1,140      16%
Marketing and business development                    495       477         408      4%       21%        1,679     1,411      19%
Professional services                                 269       217         214     24%       26%          836       677      23%
Other                                                 269       197         237     37%       14%          915       745      23%
                                                ---------  --------    --------                       --------   -------
     Total non-interest expenses                    3,023     2,708       3,780     12%      (20%)      14,281    11,744      22%
                                                ---------  --------    --------                       --------   -------
Gain on sale of businesses                              0       685           0      *        --             0       685       *
                                                ---------  --------    --------                       --------   -------
Income before income taxes and cumulative
     effect of a change in accounting               2,635     1,946       1,563     35%       69%        7,728     5,385      44%
Income tax expense                                  1,002       722         593     39%       69%        2,937     1,992      47%
                                                ---------  --------    --------                       --------   -------
Income before cumulative effect of a
     change in accounting                           1,633     1,224         970     33%       68%        4,791     3,393      41%
Cumulative effect of a change in accounting (1)         0         0           0     --        --             0      (117)      *
                                                ---------  --------    --------                       --------   -------
Net income                                      $   1,633  $  1,224    $    970     33%       68%     $  4,791   $ 3,276      46%
                                                =========  ========    ========                       ========   =======
Preferred stock dividend requirements           $      11  $     12    $     11     (8%)       --     $     44   $    55     (20%)
                                                =========  ========    ========                       ========   =======
Earnings applicable to common shares            $   1,622  $  1,212    $    959     34%       69%     $  4,747   $ 3,221      47%
                                                =========  ========    ========                       ========   =======

Operating results(2)                            $   1,633  $    879    $    970     86%       68%     $  4,791   $ 3,048      57%
                                                =========  ========    ========                       ========   =======
Compensation and benefits as a %
     of net revenues                                   23%       31%         43%                            38%       40%

________________________________________________
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

(2) Excludes the effects of the net gain on sale of businesses and the cumulative effect of a change in accounting.

                       MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)


                                          Quarter Ended           Percentage Change From:  Twelve Months Ended
                                --------------------------------- ----------------------- ---------------------
                                   Nov 30,     Nov 30,    Aug 31,    Nov 30,    Aug 31,    Nov 30,      Nov 30,     Percentage
                                    1999        1998       1999       1998       1999        1999        1998         Change
                                -----------  ----------  -------- ------------ ---------- ---------  ----------     ----------
Investment banking              $     1,338  $      733  $  1,207       83%       11%     $   4,523  $    3,340         35%
Principal transactions:
     Trading                          1,195         796     1,178       50%        1%         5,982       3,283         82%
     Investments                        232          90        78      158%      197%           725          89        715%
Commissions                             786         579       709       36%       11%         2,921       2,323         26%
    Asset management,
     distribution
     and administration fees            830         726       825       14%        1%         3,170       2,889         10%
Interest and dividends                3,119       3,410     4,415       (9%)     (29%)       13,625      13,707         (1%)
Other                                    41          41        39        --        5%           166         191        (13%)
                                -----------  ----------  --------                         ---------  ----------
     Total revenues                   7,541       6,375     8,451       18%      (11%)       31,112      25,822         20%
Interest expense                      2,846       3,219     4,043      (12%)     (30%)       12,625      12,520          1%
                                -----------  ----------  --------                         ---------  ----------
     Net revenues                     4,695       3,156     4,408       49%        7%        18,487      13,302         39%
                                -----------  ----------  --------                         ---------  ----------

Compensation and benefits             1,169       1,096     2,170        7%      (46%)        7,873       6,087         29%
Occupancy and equipment                 164         136       150       21%        9%           589         516         14%
Brokerage, clearing and
     exchange fees                      116         136       128      (15%)      (9%)          485         552        (12%)
Information  processing and
     communications                     248         189       202       31%       23%           848         678         25%
Marketing and business
     development                        167         162       155        3%        8%           638         539         18%
Professional services                   230         192       184       20%       25%           715         580         23%
Other                                   204         143       189       43%        8%           708         538         32%
                                -----------  ----------  --------                         ---------  ----------
     Total non-interest
     expenses                         2,298       2,054     3,178       12%      (28%)       11,856       9,490         25%
                                -----------  ----------  --------                         ---------  ----------
Gain on sale of businesses                0         323         0        *        --              0         323          *
                                -----------  ----------  --------                         ---------  ----------
Income before income taxes
     and cumulative
     effect of a change
     in accounting                    2,397       1,425     1,230       68%       95%         6,631       4,135         60%
Income tax expense                      889         463       462       92%       92%         2,502       1,463         71%
                                -----------  ----------  --------                         ---------  ----------
Income before cumulative
     effect of a
     change in accounting             1,508         962       768       57%       96%         4,129       2,672         55%
Cumulative effect of a
     change in accounting (1)             0           0         0       --        --              0        (117)         *
                                -----------  ----------  --------                         ---------  ----------
Net income                      $     1,508  $      962  $    768       57%       96%     $   4,129  $    2,555         62%
                                ===========  ==========  ========                         =========  ==========

Operating results as (2)        $    1 ,508  $      780  $    768       93%       96%     $   4,129  $    2,490         66%
                                ===========  ==========  ========                         =========  ==========

Compensation and benefits
     as a % of net revenues              25%         35%       49%                               43%         46%
Non-compensation expenses
     as a % of net revenues              24%         30%       23%                               22%         26%
Profit margin (3)                        32%         30%       17%                               22%         19%
Operating profit margin (4)              32%         25%       17%                               22%         19%

----------------------------------------------------
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

(2) Excludes the effects of the net gain on sale of businesses and the cumulative effect of a change in accounting.

(3)    Net income as a % of net revenues.

(4)    Operating results as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                       (unaudited, dollars in millions)

                                                                            Percentage
                                             Quarter Ended                 Change From:         Twelve Months Ended
                                    -------------------------------    ---------------------    -------------------
                                     Nov 30,   Nov 30,      Aug 31,     Nov 30,      Aug 31,     Nov 30,    Nov 30,   Percentage
                                      1999      1998         1999        1998         1999        1999       1998       Change
                                    ------     -------     --------    --------     --------    -------    --------   ----------
Fees:
   Merchant and cardmember          $  402     $   377     $    392         7%          3%      $ 1,492    $  1,647         (9%)
   Servicing                           318         270          313        18%          2%        1,194         928         29%
Other                                    0           1            0         *          --             0           5          *
                                    ------     -------     --------                             -------    --------
   Total non-interest revenues         720         648          705        11%          2%        2,686       2,580          4%

Interest revenue                       622         597          546         4%         14%        2,246       2,729        (18%)
Interest expense                       259         219          203        18%         28%          881         994        (11%)
                                    ------     -------     --------                             -------    --------
   Net interest income                 363         378          343        (4%)         6%        1,365       1,735        (21%)

Provision for consumer loan losses     120         213          113       (44%)         6%          529       1,173        (55%)
                                    ------     -------     --------                             -------    --------
   Net credit income                   243         165          230        47%          6%          836         562         49%
                                    ------     -------     --------                             -------    --------
   Net revenues                        963         813          935        18%          3%        3,522       3,142         12%
                                    ------     -------     --------                             -------    --------
Compensation and benefits              151         126          132        20%         14%          525         549         (4%)
Occupancy and equipment                 14          16           16       (13%)       (13%)          54          67        (19%)
Information processing and
communications                         128         118          123         8%          4%          477         462          3%
Marketing and business
development                            328         315          253         4%         30%        1,041         872         19%
Professional services                   39          25           30        56%         30%          121          97         25%
Other                                   65          54           48        20%         35%          207         207         --
                                    ------     -------     --------                             -------    --------
   Total non-interest expenses         725         654          602        11%         20%        2,425       2,254          8%
                                    ------     -------     --------                             -------    --------
Gain on sale of businesses               0         362            0         *          --             0         362          *
                                    ------     -------     --------                             -------    --------
Income before income taxes             238         521          333       (54%)       (29%)       1,097       1,250        (12%)
Income tax expense                     113         259          131       (56%)       (14%)         435         529        (18%)
                                    ------     -------     --------                             -------    --------
Net income                          $  125     $   262      $   202       (52%)       (38%)     $   662    $    721         (8%)
                                    ======     =======      =======                             =======    ========
Operating results (1)               $  125     $    99      $   202        26%        (38%)     $   662    $    558         19%
                                    ======     =======      =======                             =======    ========
Compensation and benefits
as a % of net revenues                  16%         15%          14%                                 15%         17%
Non-compensation expenses
as a % of net revenues                  60%         65%          50%                                 54%         54%
Profit margin (2)                       13%         32%          22%                                 19%         23%
Operating profit margin (3)             13%         12%          22%                                 19%         18%

______________________________________
(1) Excludes the effects of the net gain on sale of businesses.
(2) Net income as a % of net revenues.
(3) Operating results as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                                                               Percentage
                                                     Quarter Ended             Change From:          Twelve Months Ended
                                             ----------------------------  --------------------    ----------------------
                                              Nov 30,    Nov 30,  Aug 31,    Nov 30,    Aug 31,      Nov 30,    Nov 30,   Percentage
                                               1999       1998     1999       1998       1999         1999       1998       Change
                                             ---------  -------  --------  ---------   --------    ----------  ---------- ----------
Fees:
     Merchant and cardmember                 $     536  $   525  $    541       2%        (1%)     $    2,044  $    2,152     (5%)
     Servicing                                       0        0         0      --         --                0           0     --
Other                                                0        1         0       *         --                0           5      *
                                             ---------  -------  --------                          ----------  ----------
     Total non-interest revenues                   536      526       541       2%        (1%)          2,044       2,157     (5%)

Interest revenue                                 1,288    1,284     1,250      --          3%           4,940       5,326     (7%)
Interest expense                                   511      475       466       8%        10%           1,877       2,003     (6%)
                                             ---------  -------  --------                          ----------  ----------
     Net interest income                           777      809       784      (4%)       (1%)          3,063       3,323     (8%)
Provision for consumer loan losses                 350      522       390     (33%)      (10%)          1,585       2,338    (32%)
                                             ---------  -------  --------                          ----------  ----------
     Net credit income                             427      287       394      49%         8%           1,478         985     50%
                                             ---------  -------  --------                          ----------  ----------
     Net revenues                                  963      813       935      18%         3%           3,522       3,142     12%
                                             ---------  -------  --------                          ----------  ----------
Compensation and benefits                          151      126       132      20%        14%             525         549     (4%)
Occupancy and equipment                             14       16        16     (13%)      (13%)             54          67    (19%)
Information processing and communications          128      118       123       8%         4%             477         462      3%
Marketing and business development                 328      315       253       4%        30%           1,041         872     19%
Professional services                               39       25        30      56%        30%             121          97     25%
Other                                               65       54        48      20%        35%             207         207     --
                                             ---------  -------  --------                          ----------  ----------
     Total non-interest expenses                   725      654       602      11%        20%           2,425       2,254      8%
                                             ---------  -------  --------                          ----------  ----------
Gain on sale of businesses                           0      362         0       *         --                0         362      *
                                             ---------  -------  --------                          ----------  ----------
Income before income taxes                         238      521       333     (54%)      (29%)          1,097       1,250    (12%)
Income tax expense                                 113      259       131     (56%)      (14%)            435         529    (18%)
                                             ---------  -------  --------                          ----------  ----------
Net income                                   $     125  $   262  $    202     (52%)      (38%)     $      662  $      721     (8%)
                                             =========  =======  ========                          ==========  ==========
Operating results (1)                        $     125  $    99  $    202      26%       (38%)     $      662  $      558     19%
                                             =========  =======  ========                          ==========  ==========

Compensation and benefits as a % of net revenues    16%      15%       14%                                 15%         17%
Non-compensation expenses as a % of net revenues    60%      65%       50%                                 54%         54%
Profit margin (2)                                   13%      32%       22%                                 19%         23%
Operating profit margin (3)                         13%      12%       22%                                 19%         18%

_______________________________________________
(1) Excludes the effects of the net gain on sale of businesses.
(2) Net income as a % of net revenues.
(3) Operating results as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                                  (unaudited)

                                                                           Quarter Ended                   Percentage Change From:
                                                            --------------------------------------------- -------------------------
                                                              Nov 30, 1999 Nov 30, 1998    Aug 31, 1999   Nov 30, 1998 Aug 31, 1999
                                                            -------------- -------------   -------------- ------------ -------------
MSDW
Period end common shares outstanding                         552,315,049     565,670,808      559,244,249      (2%)         (1%)
Book value per common share                                 $      29.69   $       23.88   $        26.53       24%         12%
Shareholders' equity (millions) (1)                         $     17,414   $      14,519   $       15,845       20%         10%
Total capital (millions) (2)                                $     39,699   $      37,922   $       38,740        5%          2%

SECURITIES ($ billions)

Private Client Group
      Global financial advisors                                   12,674          11,238           12,309       13%           3%
      Client assets                                         $        583   $         443   $          536       32%           9%

Institutional Securities (3)
      Mergers and acquisitions announced transactions (4)
            MSDW global market volume                       $    1,073.4   $       622.3   $        588.2
            Rank                                                       2               3                2
      Worldwide equity and related issues (4)
            MSDW global market volume                       $       53.4   $        32.6   $         34.2
            Rank                                                       2               3                2

ASSET MANAGEMENT ($ billions)

Assets under management and administration
Products offered primarily to individuals
      Mutual funds
            Equity                                          $         94   $          75   $           87       25%           8%
            Fixed income                                              53              57               55       (7%)         (4%)
            Money markets                                             47              37               44       27%           7%
                                                            ------------   -------------   --------------
            Total mutual funds                                       194             169              186       15%           4%

      ICS Assets                                                      23              19               23       21%           --
      Other                                                           41              31               38       32%           8%
                                                            ------------   -------------   --------------

      Sub-total Individual                                           258             219              247       18%           4%
                                                            ------------   -------------   --------------

Products offered primarily to institutional clients
      Mutual funds                                                    39              33               36       18%           8%
      Separate accounts, pooled vehicle and other                    128             124              132        3%          (3%)
      arrangements
                                                            ------------   -------------   --------------

      Sub-total Institutional                                        167             157              168        6%          (1%)
                                                            ------------   -------------   --------------

Total assets under management and administration            $        425   $         376   $          415       13%           2%
                                                            ============   =============   ==============

_______________________________________________________________
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3) Source: Securities Data Corp.
(4) Information is year to date and stated on a calendar year basis.

                       MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                       (unaudited, dollars in millions)

                                                                                 Percentage           Twelve
                                                          Quarter Ended         Change From:       Months Ended
                                                ----------------------------  -----------------   ------------------
                                                Nov 30,   Nov 30,   Aug 31,   Nov 30,   Aug 31,   Nov 30,   Nov 30,  Percentage
                                                 1999      1998      1999      1998      1999     1999       1998      Change
                                                -------   -------   --------  -------  --------   --------  -------- ----------
CREDIT SERVICES

Owned consumer loans
     Period end                                 $ 20,998  $ 15,996  $ 16,557      31%       27%   $ 20,998  $ 15,996       31%
     Average                                    $ 18,341  $ 16,822  $ 15,311       9%       20%   $ 16,177  $ 18,557      (13%)

Managed consumer loans (1)
     Period end                                 $ 37,975  $ 32,502  $ 34,381      17%       10%   $ 37,975  $ 32,502       17%
     Average                                    $ 35,608  $ 33,126  $ 33,379       7%        7%   $ 33,534  $ 34,619       (3%)
     Interest yield                                14.15%    14.72%    14.30% (0.57 pp) (0.15 pp)    14.23%    14.86%  (0.63 pp)
     Interest spread                                8.22%     8.72%     8.61% (0.50 pp) (0.39 pp)     8.49%     8.71%  (0.22 pp)
     Net charge-off rate                            4.63%     6.94%     5.29% (2.31 pp) (0.66 pp)     5.42%     6.90%  (1.48 pp)
     Delinquency rate (over 30 days)                6.32%     6.53%     6.34% (0.21 pp) (0.02 pp)     6.32%     6.53%  (0.21 pp)

Discover Financial Services transaction
  volume (in billions)                                                                            $   70.6 $   58.0        22%
General purpose credit card accounts
  (in millions)                                                                                       38.5     38.1         1%
General purpose credit card active
  accounts (in millions)                                                                              22.1     21.5         3%
General purpose average receivables
  per average active account (actual $)                                                           $  1,581 $  1,486         6%
Discover/NOVUS Network increase in merchant
  locations (in thousands)                                                                             615      394        56%

_______________________________________________________
(1) Includes owned and securitized consumer loans.